Exhibit 21.1

Marsh & McLennan Companies, Inc. List of Subsidiaries as of February 16, 2022

	Company Name	Country
1	8WORKS INC.	United States
2	8WORKS LTD	United Kingdom
3	A. Constantinidi & CIA. S.C.	Uruguay
4	A.C.N. 000 951 146 Pty Limited	Australia
5	A.C.N. 001 572 961 Pty Limited	Australia
6	A.C.N. 076 935 683 Pty Limited	Australia
7	A.C.N. 102 322 574 Pty Limited	Australia
8	Access Equity Enhanced Fund GP, LLC	United States
9	ACN 005 279 890 Pty Ltd	Australia
10	ACN 134 828 738 Pty Ltd	Australia
11	AFCO Premium Acceptance, Inc.	United States
12	AFCO Premium Credit LLC	United States
13	Agnew Higgins Pickering & Co. (Bermuda) Ltd	Bermuda
14	Al Heloul Al Mushrikah Lestisharat Alamal	Jordan
15	Aldgate Investments Limited	Bermuda
16	Aldgate Trustees Ltd	United Kingdom
17	Alpha Consultants Limited	New Zealand
18	Alta SA	Chile
19	Altius Associates GP Ltd	Guernsey
20	Altius Associates Special Partners GP Limited	Guernsey
21	Altius Client (GP) II LLC	United States
22	Altius Client (GP) LLC	United States
23	Altius Real Assets (GP) LLC	United States
24	Altius Real Assets Management S.a.r.l (GP) (Luxembourg)	Luxembourg
25	Amal Insurance Brokers Limited (in liquidation)	Saudi Arabia
26	Annison 18 (RF) Proprietary Limited	South Africa
27	Assur Conseils Marsh S.A.	Senegal
28	Assurance Services Corporation	United States
29	Australian Insurance Brokers Pty Ltd	Australia
30	Australian World Underwriters Pty Ltd.	Australia
31	Barney & Barney Orange County, LLC	United States
32	Beneficios Integrales Oportunos SAS	Colombia
33	BenPool Re IC	United States
34	Blue Marble Micro Limited	United Kingdom
35	Blue Marble Microinsurance, Inc.	United States
36	Bluefin Insurance Group Limited	United Kingdom
37	Bluefin Insurance Services Limited	United Kingdom
38	Boulder Claims, LLC	United States
39	Bowring (Bermuda) Investments Ltd.	Bermuda
40	Bowring Marsh (Bermuda) Ltd.	Bermuda
41	Bowring Marsh (Hong Kong) Limited	Hong Kong
42	Broderick Piller Pty Ltd	Australia
43	BuildPay, LLC	United States
44	Burke Ford Trustees (Leicester) Limited	United Kingdom
45	Carpenter Marsh Fac Argentina Corredores de Reaseguros SA	Argentina
46	Carpenter Marsh Fac Chile Corredores de Reaseguros Limitada	Chile
47	Carpenter Marsh Fac Colombia Corredores de Reaseguros S.A.	Colombia
48	Carpenter Marsh Fac Peru Corredores de Reaseguros S.A.C.	Peru
49	Carpenter Marsh Fac Re Corretora de Ressguros Ltda	Brazil

Exhibit 21.1

50	Carpenter Marsh Fac Re LLC	United States
51	Carpenter Turner Cyprus Ltd	Cyprus
52	Carpenter Turner S.A.	Greece
53	Cascade International Holdings C.V.	Netherlands
54	Cascade Regional Holdings Limited	United Kingdom
55	Central Insurance Services Limited	United Kingdom
56	Chartwell Healthcare Limited	United Kingdom
57	Chronos Insurance Brokers Pty Limited	Australia
58	Claims and Recovery Management (Australia) Pty Limited	Australia
59	Clark Thomson Insurance Brokers Limited	United Kingdom
60	Client Provide Limited	New Zealand
61	Consultores 2020 C.A.	Venezuela, Bolivarian Republic of
62	CPRM Limited	United Kingdom
63	CPSG Partners, LLC	United States
64	Darwin Technologies Holdings Limited	United Kingdom
65	Darwin Technologies Limited	United Kingdom
66	Darwin Technologies S.R.L.	Romania
67	Darwin Technologies SG Pte. Ltd	Singapore
68	Deasterra Partners, S.L.	Spain
69	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
70	Dovetail Insurance Corp.	United States
71	Dovetail Managing General Agency Corporation	United States
72	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
73	Echelon Australia Pty Limited	Australia
74	Echelon Claims Consultants Sdn Bhd	Malaysia
75	EnBW Versicherungs Vermittlung GmbH	Germany
76	Encompass Insurance Agency Pty Ltd.	Australia
77	English Pension Trustees Limited	United Kingdom
78	Epsilon (US) Insurance Company	United States
79	Epsilon Insurance Company, Ltd.	Cayman Islands
80	everBe SAS	France
81	Evolution Management Ltd	Bermuda
82	Evolve Intelligence Pty Ltd	Australia
83	Evolve Intelligence Unit Trust
84	Exmoor Management Company Limited	Bermuda
85	Freedom Trust Services Limited	Ireland
86	Gama Consultores Associados Ltda.	Brazil
87	Gard Fund General Partner S.a.r.l.	Luxembourg
88	GC Genesis LLC	United States
89	Gem Insurance Company Limited	Bermuda
90	Global Premium Finance Company	United States
91	Gresham Pension Trustees Limited	United Kingdom
92	Group Promoters Pty Limited	Australia
93	Guy Carpenter & Cia., S.A.	Spain
94	Guy Carpenter & Co. Labuan Ltd.	Malaysia
95	Guy Carpenter & Company AB	Sweden
96	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
97	Guy Carpenter & Company Corretora de Resseguros Ltda.	Brazil
98	Guy Carpenter & Company GmbH	Germany
99	Guy Carpenter & Company Gmbh (Austria Branch)
100	Guy Carpenter & Company GmbH (Czech Branch)
101	Guy Carpenter & Company GmbH (Poland Branch)
102	Guy Carpenter & Company GmbH (Switzerland Branch)
103	Guy Carpenter & Company GmbH (UK Branch)

Exhibit 21.1

104	Guy Carpenter & Company Limited	United Kingdom
105	Guy Carpenter & Company Limited	New Zealand
106	Guy Carpenter & Company Limited (Moscow Rep Office)
107	Guy Carpenter & Company Participacoes Ltda.	Brazil
108	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
109	Guy Carpenter & Company Private Limited	Singapore
110	Guy Carpenter & Company Proprietary Limited	South Africa
111	Guy Carpenter & Company Pty. Ltd.	Australia
112	Guy Carpenter & Company S.A. (Netherlands Branch)
113	Guy Carpenter & Company S.r.l.	Italy
114	Guy Carpenter & Company, Limited	Hong Kong
115	Guy Carpenter & Company, LLC	United States
116	Guy Carpenter & Company, LLC (Taiwan Branch)
117	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
118	Guy Carpenter & Company, S.A.	Belgium
119	Guy Carpenter & Company, S.A.	Argentina
120	Guy Carpenter & Company, S.A.S.	France
121	Guy Carpenter (Middle East) Limited	United Arab Emirates
122	Guy Carpenter Bermuda Ltd.	Bermuda
123	Guy Carpenter Broking, Inc.	United States
124	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
125	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China
126	Guy Carpenter Insurance Brokers (Beijing) Co., Ltd (Shanghai Branch)
127	Guy Carpenter Japan, Inc.	Japan
128	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
129	Guy Carpenter Reasurans Brokerligi Anonim Sirketi	Turkey
130	Guy Carpenter Reinsurance Broker Philippines, Inc.	Philippines
131	Hamilton Bond Limited	United Kingdom
132	Hansen International Limited	United States
133	HAPIP GP 2009, LLC	United States
134	HAPIP GP, LLC	United States
135	Hayward Aviation Limited	United Kingdom
136	HSBC Insurance Brokers International (Abu Dhabi) LLC (in liquidation)	United Arab Emirates
137	India Life Capital Private Limited	India
138	Induslynk Training Services Private Limited	India
139	Ingeseg S.A.	Argentina
140	Insbrokers Ltda.	Uruguay
141	INSIA a.s.	Czech Republic
142	INSIA a.s. (Slovakia branch)
143	INSIA a.s. Praga – Sucursala Bucuresti (Romania branch)
144	Insia SK s.r.o.	Slovakia
145	InSolutions Limited	United Kingdom
146	Insure Direct - Jardine Lloyd Thompson Limited	United Arab Emirates
147	Insure Direct (Brokers) LLC	United Arab Emirates
148	Insure Direct (Brokers) LLC [BAHRAIN BRANCH]
149	InsurTech Alliance, LLC	United States
150	International Catastrophe Insurance Managers, LLC	United States
151	International Loss Control Services Limited	Ireland
152	Irish Pensions Trust Limited	Ireland
153	Isosceles Insurance (Barbados) Limited	Barbados
154	Isosceles Insurance Company Limited	United States
155	Isosceles Insurance Ltd	Bermuda
156	Isosceles PCC Limited	Guernsey
157	J&H Marsh & McLennan Limited	Hong Kong

Exhibit 21.1

158	J.W. Terrill Benefit Administrators, Inc.	United States
159	Japan Affinity Marketing, Inc.	Japan
160	Jardine Lloyd Thompson Limited	Thailand
161	Jardines PF- Consultoria Em Gestao De Risco, Limitada	Angola
162	Jelf Commercial Finance Limited	United Kingdom
163	Jelf Financial Planning Limited	United Kingdom
164	Jelf Insurance Brokers Limited	United Kingdom
165	Jelf Limited	United Kingdom
166	Jelf Risk Management Limited	United Kingdom
167	JI Holdings Limited	Mauritius
168	JIB Group Holdings Limited	United Kingdom
169	JIB Group Limited	United Kingdom
170	JIB Holdings (Pacific) Limited	Virgin Islands, British
171	JIB Overseas Holdings Limited	United Kingdom
172	JIB UK Holdings Limited	United Kingdom
173	JLT Advisory Limited	United Kingdom
174	JLT Advisory Services Limited	India
175	JLT Agencies Limited	Hong Kong
176	JLT Asesorias Ltda	Chile
177	JLT Asia (Singapore) Pte. Ltd.	Singapore
178	JLT Asia Holdings BV	Netherlands
179	JLT Benefit Solutions Limited	United Kingdom
180	JLT Benefit Solutions SA Proprietary Limited	South Africa
181	JLT Chile Holdings SpA	Chile
182	JLT Colombia Retail Limited	United Kingdom
183	JLT Colombia Wholesale Limited	United Kingdom
184	JLT Consultants & Actuaries Limited	United Kingdom
185	JLT EB Holdings Limited	United Kingdom
186	JLT EB Services Limited	United Kingdom
187	JLT Employee Benefits Holding Company (PTY) LTD	South Africa
188	JLT Employee Benefits SA (Pty) Ltd	South Africa
189	JLT Financial Planning Limited	Ireland
190	JLT Group Holdings Limited	United Kingdom
191	JLT Group Services Pty Limited	Australia
192	JLT Holdings (Barbados) Ltd	Barbados
193	JLT Holdings (Bermuda) Ltd.	Bermuda
194	JLT Independent Consultancy Services Private Limited	India
195	JLT Insurance Brokers Ireland Limited	Ireland
196	JLT Insurance Brokers Limited	Hong Kong
197	JLT Insurance Brokers Limited (Macao Branch)	Macao
198	JLT Insurance Brokers SA	Argentina
199	JLT Insurance Group Holdings Ltd	United Kingdom
200	JLT Intellectual Property [UK Branch]	United Kingdom
201	JLT Intellectual Property Limited	Ireland
202	JLT Interactive Pte. Ltd.	Singapore
203	JLT Investment Management Limited	United Kingdom
204	JLT LATAM (Southern Cone) Wholesale Limited	United Kingdom
205	JLT Latin American Holdings Limited	United Kingdom
206	JLT Life Assurance Brokers Limited	Thailand
207	JLT Management Pte. Ltd.	Singapore
208	JLT Management Services Limited	United Kingdom
209	JLT Mexico Holdings Limited	United Kingdom
210	JLT Mexico, Intermediario de Reaseguro, S.A. de C.V.	Mexico
211	JLT Pension Trustees Ireland Limited	Ireland

Exhibit 21.1

212	JLT Pension Trustees Limited	United Kingdom
213	JLT Pensions Administration Limited	United Kingdom
214	JLT Peru Reinsurance Solutions Limited	United Kingdom
215	JLT Peru Retail Limited	United Kingdom
216	JLT Peru Wholesale Limited	United Kingdom
217	JLT QFM Services Limited	Ireland
218	JLT Re Argentina Corredores de Reaseguros S.A.U.	Argentina
219	JLT Re Labuan Limited	Malaysia
220	JLT Re Limited	United Kingdom
221	JLT Re Pty Ltd	Australia
222	JLT Reinsurance Brokers Limited	United Kingdom
223	JLT Risk Management Limited	Ireland
224	JLT Risk Solutions Pty Ltd	Australia
225	JLT SA IB Holdings Company Proprietary Limited	South Africa
226	JLT Singapore Holdings Pte. Ltd.	Singapore
227	JLT Specialty Limited	United Kingdom
228	JLT Specialty Limited [DUBAI Branch]
229	JLT Specialty Pte. Ltd (Hong Kong branch)
230	JLT Specialty Pte. Ltd.	Singapore
231	JLT Towner Insurance Management (Anguilla) Limited	Anguilla
232	JLT Trust Services (Barbados) Ltd	Barbados
233	JLT Trustees (Southern) Limited	United Kingdom
234	JLT Trustees Limited	United Kingdom
235	JLT UK Investment Holdings Limited	United Kingdom
236	JLT Vantage Risk and Benefit Consulting Private Limited	India
237	JLT Vietnam Insurance Brokers Limited	Vietnam
238	JLT Wealth Management Limited	United Kingdom
239	JMIB Holdings BV	Netherlands
240	Johnson & Higgins (Bermuda) Limited	Bermuda
241	JSC "Marsh - consulting services"	Russian Federation
242	JSL Securities, Inc.	United States
243	Kepler Associates Limited	United Kingdom
244	Kessler & Co AG	Switzerland
245	Kessler & Co Inc.	Liechtenstein
246	Kessler Consulting Inc.	Switzerland
247	Kessler Prevoyance Inc.	Switzerland
248	KFAS GP S.a.r.l.	Luxembourg
249	Lambert Brothers Holdings Limited	Hong Kong
250	Lambert Brothers Insurance Brokers (Employee Benefits) Limited	Hong Kong
251	Lambert Brothers Insurance Brokers (Hong Kong) Ltd	Hong Kong
252	Lavaretus Underwriting AB	Sweden
253	Lavaretus Underwriting AB (BRANCH - Finland)	Finland
254	Local Government Insurance Brokers Pty Limited	Australia
255	Lynch Insurance Brokers Limited	Barbados
256	M&M Vehicle, L.P.	United States
257	MAG SpA	Italy
258	Mangrove Cell 5 IC	United States
259	Mangrove Cell 6 IC	United States
260	Mangrove Insurance Europe PCC Limited	Malta
261	Mangrove Insurance Guernsey PCC Limited	Guernsey
262	Mangrove Insurance Solutions PCC Limited	Isle of Man
263	Mangrove Insurance Solutions, PCC	United States
264	Marine, Aviation & General (London) Limited	United Kingdom
265	Marley Eternit Fund General Partner S.a.r.l.	Luxembourg

Exhibit 21.1

266	Marsh & McLennan (PNG) Limited	Papua New Guinea
267	Marsh & McLennan Agencies AS	Norway
268	Marsh & McLennan Agencies Limited	Hong Kong
269	Marsh & McLennan Agency A/S	Denmark
270	Marsh & McLennan Agency Limited	New Zealand
271	Marsh & McLennan Agency LLC	United States
272	Marsh & McLennan Agency Pty Ltd.	Australia
273	Marsh & McLennan Asia Business Services Sdn. Bhd.	Malaysia
274	Marsh & McLennan Colombia S.A.	Colombia
275	Marsh & McLennan Companies Asia Pacific Treasury Center Limited	Hong Kong
276	Marsh & McLennan Companies BVBA/SPRL	Belgium
277	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l.	Luxembourg
278	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l. (Barbados Branch)
279	Marsh & McLennan Companies France S.A.S.	France
280	Marsh & McLennan Companies Holdings (Luxembourg) S.a.r.l.	Luxembourg
281	Marsh & McLennan Companies UK Limited	United Kingdom
282	Marsh & McLennan Companies, Inc.	United States
283	Marsh & McLennan Deutschland GmbH	Germany
284	Marsh & McLennan Europe S.a.r.l.	Luxembourg
285	Marsh & McLennan Europe S.a.r.l. (Barbados Branch)
286	Marsh & McLennan Finance Unlimited Company	Ireland
287	Marsh & McLennan Global Broking (Bermuda) Ltd.	Bermuda
288	Marsh & McLennan Global Services India Pvt. Ltd.	India
289	Marsh & McLennan GP I, Inc.	United States
290	Marsh & McLennan Holding GmbH	Germany
291	Marsh & McLennan Holdings (Canada) ULC	Canada
292	Marsh & McLennan Holdings, Inc.	United States
293	Marsh & McLennan Innovation Centre Holdings II	Bermuda
294	Marsh & McLennan Innovation Centre Holdings S.a.r.l.	Luxembourg
295	Marsh & McLennan Innovation Centre Limited	Ireland
296	Marsh & McLennan Insurance Services Limited	Hong Kong
297	Marsh & McLennan Ireland Limited	Ireland
298	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
299	Marsh & McLennan Risk Capital Holdings, Ltd.	United States
300	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
301	Marsh & McLennan Shared Services Canada Limited	Canada
302	Marsh & McLennan Shared Services Corporation	United States
303	Marsh & McLennan, Incorporated (for dissolution)	United States
304	Marsh (Bahrain) Company WLL	Bahrain
305	Marsh (Beijing) Risk Management Consulting Co., Ltd.	China
306	Marsh (China) Insurance Brokers Co., Ltd.	China
307	Marsh (China) Insurance Brokers Co., Ltd. Anhui Branch
308	Marsh (China) Insurance Brokers Co., Ltd. Chengdu Branch
309	Marsh (China) Insurance Brokers Co., Ltd. Fujian Branch
310	Marsh (China) Insurance Brokers Co., Ltd. Guangdong Branch
311	Marsh (China) Insurance Brokers Co., Ltd. Hebei Branch
312	Marsh (China) Insurance Brokers Co., Ltd. Jiangsu Branch
313	Marsh (China) Insurance Brokers Co., Ltd. Liaoning Branch
314	Marsh (China) Insurance Brokers Co., Ltd. Shandong Branch
315	Marsh (China) Insurance Brokers Co., Ltd. Shanghai Branch
316	Marsh (China) insurance Brokers Co., Ltd. Shenzhen Branch
317	Marsh (China) Insurance Brokers Co., Ltd. Tianjin Branch
318	Marsh (Hong Kong) Limited	Hong Kong
319	Marsh (Insurance Brokers) LLP	Kazakhstan

Exhibit 21.1

320	Marsh (Malawi) Limited	Malawi
321	Marsh (Middle East) Limited	United Kingdom
322	Marsh (Middle East) Limited (Iraq Branch)
323	Marsh (Namibia) Proprietary Limited	Namibia
324	Marsh (Singapore) Pte. Ltd.	Singapore
325	Marsh (Singapore) Pte. Ltd. (Myanmar Rep Office)
326	Marsh A/S	Denmark
327	Marsh AB	Sweden
328	Marsh Advantage Insurance Pty Ltd.	Australia
329	Marsh Advisory S.r.l.	Italy
330	Marsh Advisory Services S.R.L.	Romania
331	Marsh Africa (Pty) Ltd	South Africa
332	Marsh AG	Switzerland
333	Marsh Argentina S.R.L.	Argentina
334	Marsh AS	Norway
335	Marsh Associates Proprietary Limited	South Africa
336	Marsh Austria G.m.b.H.	Austria
337	Marsh Aviation Insurance Broking Pty Ltd	Australia
338	Marsh B.V.	Netherlands
339	Marsh Botswana (Proprietary) Limited	Botswana
340	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
341	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
342	Marsh Broker Japan, Inc.	Japan
343	Marsh Brokers (Hong Kong) Limited	Hong Kong
344	Marsh Brokers Limited	United Kingdom
345	Marsh Canada Limited/Marsh Canada Limitee	Canada
346	Marsh Company Management Services Cayman Ltd.	Cayman Islands
347	Marsh Corporate Services (Barbados) Limited	Barbados
348	Marsh Corporate Services Isle of Man Ltd	Isle of Man
349	Marsh Corporate Services Limited	United Kingdom
350	Marsh Corporate Services Malta Limited	Malta
351	Marsh Corretora de Seguros Ltda.	Brazil
352	Marsh d.o.o. Beograd	Serbia
353	Marsh d.o.o. za posredovanje u osiguranju	Croatia
354	Marsh Emirates Consultancy LLC	United Arab Emirates
355	Marsh Emirates Insurance Brokerage LLC	United Arab Emirates
356	Marsh Employee Benefits Limited	Ireland
357	Marsh Engineering Consulting (Shanghai) Co., Ltd.	China
358	Marsh EOOD	Bulgaria
359	Marsh Eurofinance B.V.	Netherlands
360	Marsh Europe S.A.	Belgium
361	Marsh Europe S.A. (Slovakia Branch)
362	Marsh Europe S.A. (Slovenia Branch)
363	Marsh Europe S.A. (Ukraine Branch)
364	Marsh Europe SA (Romania Permanent Establishment)
365	Marsh FJC International Insurance Brokers Limited	Nigeria
366	Marsh for Insurance Brokerage S.A.E.	Egypt
367	Marsh for Insurance Consulting	Egypt
368	Marsh for Insurance Services - Jordan	Jordan
369	Marsh Franco Acra, S.A.	Dominican Republic
370	Marsh GmbH	Germany
371	Marsh GSC Servicos e Administracao de Seguros Ltda.	Brazil
372	Marsh Guy Carpenter Reinsurance Brokers	Saudi Arabia
373	Marsh Holding AB	Sweden

Exhibit 21.1

374	Marsh Holdings (Pty) Ltd	South Africa
375	Marsh India Insurance Brokers Private Limited	India
376	Marsh Insurance & Investments LLC	United States
377	Marsh Insurance Agencies Limited	Hong Kong
378	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
379	Marsh Insurance Brokers	United Kingdom
380	Marsh Insurance Brokers (Macao) Limited	Macao
381	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
382	Marsh Insurance Brokers AO	Russian Federation
383	Marsh Insurance Brokers Limited	Cyprus
384	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
385	Marsh Intermediaries Inc.	United States
386	Marsh International Broking Holdings Limited	United Kingdom
387	Marsh International Holdings II, Inc.	United States
388	Marsh International Holdings, Inc.	United States
389	Marsh Ireland Brokers Limited	Ireland
390	Marsh Ireland Brokers Limited (UK Branch)
391	Marsh Ireland Holdings Limited	Ireland
392	Marsh Israel (1999) Ltd.	Israel
393	Marsh Israel (Holdings) Ltd.	Israel
394	Marsh Israel Consultants Ltd.	Israel
395	Marsh Israel Insurance Agency Ltd.	Israel
396	Marsh Israel International Brokers Ltd. (in liquidation)	Israel
397	Marsh Japan, Inc.	Japan
398	Marsh JLT Ireland Holdings Limited	Ireland
399	Marsh JLT Proprietary Limited	South Africa
400	Marsh Kft.	Hungary
401	Marsh Kindlustusmaakler AS	Estonia
402	Marsh Korea, Inc.	Korea, Republic of
403	Marsh Limited	United Kingdom
404	Marsh Limited [Fiji]	Fiji
405	Marsh Limited [New Zealand]	New Zealand
406	Marsh Limited [PNG]	Papua New Guinea
407	Marsh LLC	United States
408	Marsh LLC [Ukraine]	Ukraine
409	Marsh LLC Insurance Brokers	Greece
410	Marsh Lorant, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
411	Marsh Ltd. [Taiwan Branch]
412	Marsh Ltd. [Wisconsin]	United States
413	Marsh Management Services (Bahamas) Ltd.	Bahamas
414	Marsh Management Services (Barbados) Limited	Barbados
415	Marsh Management Services (Bermuda) Ltd.	Bermuda
416	Marsh Management Services (Dublin) Limited	Ireland
417	Marsh Management Services (Labuan) Limited	Malaysia
418	Marsh Management Services (MENA) Limited	United Arab Emirates
419	Marsh Management Services (USVI) Ltd.	United States
420	Marsh Management Services Cayman Ltd.	Cayman Islands
421	Marsh Management Services Guernsey Limited	Guernsey
422	Marsh Management Services Inc.	United States
423	Marsh Management Services Isle of Man Limited	Isle of Man
424	Marsh Management Services Luxembourg S.a.r.l.	Luxembourg
425	Marsh Management Services Luxembourg S.a.r.l. (Zurich/Switzerland Branch)
426	Marsh Management Services Luxembourg, S.a.r.l. (Vaduz/Liechtenstein Branch)

Exhibit 21.1

427	Marsh Management Services Malta Limited	Malta
428	Marsh Management Services Singapore Pte. Ltd.	Singapore
429	Marsh Management Services Sweden AB	Sweden
430	Marsh Marine & Energy AB	Sweden
431	Marsh Marine (Pty) Ltd	South Africa
432	Marsh McLennan International Treasury Services Pte. Ltd.	Singapore
433	Marsh McLennan Investment B.V.	Netherlands
434	Marsh McLennan Regional Colombia Holdings, Ltd.	Bermuda
435	Marsh McLennan Regional Holdings Limited	United Kingdom
436	Marsh MEA Ltd	United Arab Emirates
437	Marsh Medical Consulting GmbH	Germany
438	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
439	Marsh Nest Inc.	United States
440	Marsh NV/SA (UK Branch)
441	Marsh Oman LLC	Oman
442	Marsh Oy	Finland
443	Marsh PB Co., Ltd.	Thailand
444	Marsh Philippines, Inc.	Philippines
445	Marsh Privat, A.I.E.	Spain
446	Marsh Private Client Life Insurance Services	United States
447	Marsh Proprietary Limited	South Africa
448	Marsh Pty. Ltd.	Australia
449	Marsh Qatar LLC	Qatar
450	Marsh Rehder Consultoria S.A. (MRC)	Peru
451	Marsh Rehder S.A. Corredores de Seguros	Peru
452	Marsh Resolutions Pty Limited	Australia
453	Marsh Risk and Consulting Services (Pty) Ltd	Namibia
454	Marsh Risk Consulting B.V.	Netherlands
455	Marsh Risk Consulting Limitada	Chile
456	Marsh Risk Consulting Ltda.	Colombia
457	Marsh Risk Consulting, S.L.	Spain
458	Marsh S.A. Corredores De Seguros	Chile
459	Marsh S.A.S.	France
460	Marsh S.p.A.	Italy
461	Marsh s.r.o.	Czech Republic
462	Marsh s.r.o.	Slovakia
463	Marsh SA [Argentina]	Argentina
464	Marsh SA [Belgium]	Belgium
465	Marsh SA [Luxembourg]	Luxembourg
466	Marsh SA [Uruguay]	Uruguay
467	Marsh Saldana Inc.	Puerto Rico
468	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
469	Marsh Secretarial Services Limited	United Kingdom
470	Marsh Semusa, S.A.	Panama
471	Marsh Services Limited	United Kingdom
472	Marsh Services Spolka z.o.o.	Poland
473	Marsh SIA	Latvia
474	Marsh Sigorta ve Reasurans Brokerligi Anonim Sirketi	Turkey
475	Marsh Soken, Inc	Japan
476	Marsh Spolka z.o.o.	Poland
477	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
478	Marsh Treasury Services Limited	United Kingdom
479	Marsh Tunisia S.a.r.l.	Tunisia
480	Marsh Uganda Limited	Uganda

Exhibit 21.1

481	Marsh USA (India) Inc.	United States
482	Marsh USA Borrower LLC	United States
483	Marsh USA Inc.	United States
484	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela, Bolivarian Republic of
485	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
486	Marsh Zambia Limited	Zambia
487	Marsh, Lda.	Portugal
488	Marsh, S.A. Mediadores de Seguros	Spain
489	Matthiessen Assurans AB	Sweden
490	MedCat Insurance Company, IC	United States
491	MedPool Re IC	United States
492	Mercer (Argentina) S.A.	Argentina
493	Mercer (Australia) Pty Ltd	Australia
494	Mercer (Austria) GmbH	Austria
495	Mercer (Belgium) SA-NV	Belgium
496	Mercer (Canada) Limited Mercer (Canada) limitee	Canada
497	Mercer (China) Limited (Beijing Branch)
498	Mercer (China) Limited (Guangzhou Branch)
499	Mercer (China) Limited (Shanghai Branch)
500	Mercer (China) Limited (Shenzhen Branch)
501	Mercer (China) Limited (Zhejiang Branch)
502	Mercer (China) Limited, Mercer (China) Limited	China
503	Mercer (Colombia) Ltda (Sucursal Peru/Peru Branch)
504	Mercer (Colombia) Ltda.	Colombia
505	Mercer (Danmark) A/S	Denmark
506	Mercer (Finland) OY	Finland
507	Mercer (France) SAS	France
508	Mercer (Hong Kong) Limited	Hong Kong
509	Mercer (Ireland) Limited	Ireland
510	Mercer (Malaysia) Sdn. Bhd.	Malaysia
511	Mercer (N.Z.) Limited	New Zealand
512	Mercer (Nederland) B.V.	Netherlands
513	Mercer (Norge) AS	Norway
514	Mercer (Polska) Sp.z o.o.	Poland
515	Mercer (Portugal) - Recursos Humanos, Lda	Portugal
516	Mercer (Singapore) Pte. Ltd.	Singapore
517	Mercer (Sweden) AB	Sweden
518	Mercer (Taiwan) Ltd.	Taiwan
519	Mercer (Thailand) Ltd.	Thailand
520	Mercer (US) Inc.	United States
521	Mercer Administration Services (Australia) Pty Limited	Australia
522	Mercer Africa Limited	United Kingdom
523	Mercer Alternatives (Luxembourg) S.a.r.l.	Luxembourg
524	Mercer Alternatives AG	Switzerland
525	MERCER ALTERNATIVES LIMITED	United Kingdom
526	Mercer Asesores de Seguros S.A.	Argentina
527	Mercer Asesores es Inversion Independientes S.A. de C.V.	Mexico
528	Mercer Broking Ltd.	Taiwan
529	Mercer Consulting (Australia) Pty Ltd	Australia
530	Mercer Consulting (Chile) Limitada	Chile
531	Mercer Consulting (France) SAS	France
532	Mercer Consulting (India) Private Limited	India
533	Mercer Consulting B.V.	Netherlands
534	Mercer Consulting Group, Inc.	United States

Exhibit 21.1

535	Mercer Consulting Limited	United Kingdom
536	Mercer Consulting Limited (Saudi Arabia Branch)
537	Mercer Consulting Venezuela, C.A.	Venezuela, Bolivarian Republic of
538	Mercer Consulting, S.L.U.	Spain
539	Mercer Corredores de Seguros Limitada	Chile
540	Mercer Corretora de Seguros Ltda	Brazil
541	Mercer Danismanlik Anonim Sirketi	Turkey
542	Mercer Deutschland GmbH	Germany
543	Mercer Employee Benefits - Medicacao de Seguros Unipessoal Lda.	Portugal
544	Mercer Employee Benefits Limited	United Kingdom
545	Mercer Financial Advice (Australia) Pty Ltd	Australia
546	Mercer Financial Services Limited	Ireland
547	Mercer Financial Services Limited Liability Company	Morocco
548	Mercer Financial Services Middle East Limited	United Arab Emirates
549	Mercer Global Investments Canada Limited Mercer Gestion mondiale d'investissements Canada limitee	Canada
550	Mercer Global Investments Europe Limited	Ireland
551	Mercer Global Investments Europe Limited (Germany Branch)
552	Mercer Global Investments Europe Limited (Sweden Branch)
553	Mercer Global Investments Europe Limited (UK Branch)
554	Mercer Global Investments Management Limited	Ireland
555	Mercer Health & Benefits (Singapore) Pte. Ltd.	Singapore
556	Mercer Health & Benefits Administration LLC	United States
557	Mercer Health & Benefits LLC	United States
558	Mercer Holdings, Inc.	United States
559	Mercer Holdings, Inc. [Philippines]	Philippines
560	Mercer HR Consulting Borrower LLC	United States
561	Mercer HR Services, LLC	United States
562	Mercer Human Resource Consulting Ltda	Brazil
563	Mercer Human Resource Consulting S.A. de C.V.	Mexico
564	Mercer ICC Limited	Guernsey
565	Mercer Infrastructure General Partner S.a.r.l.	Luxembourg
566	Mercer Investment Management (Shanghai) Co., Ltd	China
567	Mercer Investment Solutions (Singapore) Pte. Ltd.	Singapore
568	Mercer Investments (Australia) Limited	Australia
569	Mercer Investments (HK) Limited	Hong Kong
570	Mercer Investments (Japan), Ltd	Japan
571	Mercer Investments LLC	United States
572	Mercer Ireland Holdings Limited	Ireland
573	Mercer Italia Srl Socio Unico	Italy
574	Mercer Japan Ltd.	Japan
575	Mercer Korea Co. Ltd.	Korea, Republic of
576	Mercer Limited	United Kingdom
577	Mercer LLC	United States
578	Mercer Master Trustees Limited	Ireland
579	Mercer Mauritius Ltd.	Mauritius
580	Mercer MC Consulting Borrower LLC	United States
581	Mercer Outsourcing (Australia) Pty Ltd	Australia
582	Mercer Outsourcing, S.L.U.	Spain
583	MERCER PE FUND II SCOTLAND LP	United Kingdom
584	Mercer PE II GP Ltd	Guernsey
585	Mercer Pensionsfonds AG	Germany
586	Mercer Pensionsraadgivning A/S	Denmark
587	Mercer Philippines, Inc.	Philippines

Exhibit 21.1

588	Mercer Private Investment Partner IV General Partner S.a.r.l.	Luxembourg
589	Mercer Private Investment Partner V General Partner S.a.r.l.	Luxembourg
590	Mercer Private Markets Advisers (US) AG	Switzerland
591	Mercer Services Poland Sp. z.o.o.	Poland
592	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
593	Mercer South Africa Proprietary Limited	South Africa
594	Mercer Superannuation (Australia) Limited	Australia
595	Mercer Switzerland Inc.	Switzerland
596	Mercer System Services LLC	United States
597	Mercer Treuhand GmbH	Germany
598	Mercer Trust Company LLC	United States
599	Mercer Trustees Limited	Ireland
600	Mercer Trustees Limited	United Kingdom
601	Mercer WorkforcePro LLC	United States
602	Mercer, Agente de Seguros, S.A. de C.V.	Mexico
603	Mercury Insurance Services Pty Ltd	Australia
604	MM Risk Services Pty Ltd	Australia
605	MMA Asset Management LLC	United States
606	MMA Securities LLC	United States
607	MMB Consultores S.A.	Argentina
608	MMC (Singapore) Holdings Pte. Ltd.	Singapore
609	MMC 28 State Street Holdings Inc.	United States
610	MMC Borrower LLC	United States
611	MMC Brazilian Holdings B.V.	Netherlands
612	MMC CAPITAL SOLUTIONS LP	United Kingdom
613	MMC Capital Solutions UK Limited	United Kingdom
614	MMC Capital Solutions US LLC	United States
615	MMC Cascade Regional Holdings, LLC	United States
616	MMC Finance (Australia) Limited	United Kingdom
617	MMC FINANCE (EUROPE) LIMITED	United Kingdom
618	MMC Finance (Singapore) Limited	United Kingdom
619	MMC Finance (US) Limited	United Kingdom
620	MMC Finance Holdings (US) Limited	United Kingdom
621	MMC FINANCE HOLDINGS LTD	United Kingdom
622	MMC FINANCE UK LIMITED	United Kingdom
623	MMC Funding (US) Limited	United Kingdom
624	MMC GP III, Inc.	United States
625	MMC Group Services sp. z o.o.	Poland
626	MMC Holdings (Australia) Pty Ltd	Australia
627	MMC Holdings (New Zealand) ULC	New Zealand
628	MMC Holdings (UK) Limited	United Kingdom
629	MMC International Finance (Barbados) SRL	Barbados
630	MMC International Holdings LLC	United States
631	MMC International Limited	United Kingdom
632	MMC International Treasury Centre Limited	United Kingdom
633	MMC Management Services Proprietary Limited	South Africa
634	MMC Middle East Holdings Limited	United Kingdom
635	MMC Poland Holdings B.V.	Netherlands
636	MMC Realty, Inc.	United States
637	MMC Regional Asia Holdings B.V.	Netherlands
638	MMC Regional Caribbean Holdings, Ltd.	Bermuda
639	MMC Regional Europe Holdings B.V.	Netherlands
640	MMC Regional LATAM Holdings B.V.	Netherlands
641	MMC Securities (Ireland) Limited	Ireland

Exhibit 21.1

642	MMC Securities Limited	United Kingdom
643	MMC Securities LLC	United States
644	MMC ShunTak Insurance Brokers Limited	Hong Kong
645	MMC ShunTak Insurance Brokers Limited	Macao
646	MMC Treasury Holdings (UK) Limited	United Kingdom
647	MMC UK Group Limited	United Kingdom
648	MMC UK Pension Fund Trustee Limited	United Kingdom
649	MMOW Limited	United Kingdom
650	Moola Systems Limited	United Kingdom
651	Mountlodge Limited	United Kingdom
652	MOW Holding LLC	United States
653	MPIP III GP LLC	United States
654	MPIP IV GP LLC	United States
655	MPIP V GP, LLC	United States
656	MPIP VI GP, LLC	United States
657	Muir Beddal (Zimbabwe) Limited	Zimbabwe
658	National Economic Research Associates, Inc.	United States
659	National Economic Research Associates, Inc.	United States
660	NERA Australia Pty. Ltd.	Australia
661	NERA Economic Consulting GmbH	Germany
662	NERA Economic Consulting Limited	New Zealand
663	NERA S.R.L.	Italy
664	NERA SAS	France
665	NERA UK Limited	United Kingdom
666	NERA UK Limited (UK Branch)
667	NetComp Insurance Corp.	United States
668	Neuburger Noble Lowndes GmbH	Germany
669	Normandy Reinsurance Company Limited	Bermuda
670	Oliver Wyman (Bermuda) Limited	Bermuda
671	Oliver Wyman (Hong Kong) Limited	Hong Kong
672	Oliver Wyman AB	Sweden
673	Oliver Wyman Actuarial Consulting, Inc.	United States
674	Oliver Wyman AG	Switzerland
675	Oliver Wyman B.V.	Netherlands
676	Oliver Wyman Consulting (Shanghai) Ltd	China
677	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
678	Oliver Wyman Energy Consulting Limited	United Kingdom
679	Oliver Wyman FZ-LLC	United Arab Emirates
680	Oliver Wyman GmbH	Germany
681	Oliver Wyman Group KK	Japan
682	Oliver Wyman Limited	United Kingdom
683	Oliver Wyman Limited (Abu Dhabi branch)
684	Oliver Wyman Limited (India Branch)
685	Oliver Wyman Limited (Saudi Arabia Branch)
686	Oliver Wyman Limited Liability Company	Greece
687	Oliver Wyman LLC	Qatar
688	Oliver Wyman LLC	Russian Federation
689	Oliver Wyman Ltd.	Korea, Republic of
690	Oliver Wyman Proprietary Limited	South Africa
691	Oliver Wyman Pte. Ltd.	Singapore
692	Oliver Wyman Pty. Ltd.	Australia
693	Oliver Wyman S.A.S.	Colombia
694	Oliver Wyman S.L.	Spain
695	Oliver Wyman S.r.l.	Italy

Exhibit 21.1

696	Oliver Wyman Sdn. Bhd.	Malaysia
697	Oliver Wyman Services Limited	United Kingdom
698	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
699	Oliver Wyman SNC	France
700	Oliver Wyman sp. z o.o.	Poland
701	Oliver Wyman SRL	Belgium
702	Oliver Wyman, Inc.	United States
703	Oliver Wyman, S. de R.L. de C.V.	Mexico
704	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
705	Omega Indemnity (Bermuda) Limited	Bermuda
706	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
707	Orizon Underwriters SL	Spain
708	OWL Marine Insurance-Brokers GmbH & Co.KG	Germany
709	OWL Marine Verwaltungs GmbH	Germany
710	Pallas Marsh Servicos Ltda.	Brazil
711	Pavilion Advisory ULC	Canada
712	Pavilion Financial Corporation Holdings UK Limited	United Kingdom
713	Pavilion Financial Corporation Holdings US III, LLC	United States
714	Pavilion U.S. Investments Holdco LLC	United States
715	Pension Trustees Limited	United Kingdom
716	Perils AG	Switzerland
717	Personal Pension Trustees Limited	United Kingdom
718	PFT Limited	United Kingdom
719	PI Indemnity Company, Designated Activity Company	Ireland
720	Portsoken Trustees (No. 2) Limited	United Kingdom
721	Portsoken Trustees Limited	United Kingdom
722	Potomac Insurance Managers, Inc.	United States
723	Premier Pension Trustees Limited	United Kingdom
724	Premium Services Australia Pty Limited	Australia
725	Private Client Services by Mercer (Dubai) Limited	United Arab Emirates
726	Private Client Services by Mercer China Limited	China
727	Private Client Services by Mercer China Limited (Beijing Branch)
728	Private Client Services by Mercer China Limited (Guangzhou Branch)
729	Private Client Services by Mercer China Limited (Shanghai Branch)
730	Private Client Services by Mercer Holdings Pte. Ltd.	Singapore
731	Private Client Services by Mercer Limited	Hong Kong
732	Private Client Services by Mercer Pte. Ltd.	Singapore
733	Private Client Services by Mercer SA	Switzerland
734	Profund Solutions Limited	United Kingdom
735	Promerit AG	Germany
736	Promerit Hungary Kft	Hungary
737	PT Marsh Indonesia	Indonesia
738	PT Marsh Reinsurance Brokers Indonesia	Indonesia
739	PT Mercer Indonesia	Indonesia
740	PT Nexus Asia Pacific	Indonesia
741	PT Oliver Wyman Indonesia	Indonesia
742	PT Quantum Computing Services	Indonesia
743	PT Quantum Investments	Indonesia
744	PT Quantum Support Services	Indonesia
745	Pymetrics, Inc.	United States
746	Rightpath Reinsurance SPC, Ltd.	Cayman Islands
747	Risk Management Australia Pty Limited	Australia
748	Rivers Group Limited	United Kingdom
749	Rockefeller Risk Advisors, Inc.	United States

Exhibit 21.1

750	Sail Insurance Company Limited	Bermuda
751	SAM	France
752	SCIB (Bermuda) Limited	Bermuda
753	SCM Global Real Estate Select GP LLC	United States
754	SCM International Private Equity Select III GP LLC	United States
755	SCM LT General Partner S.a.r.l.	Luxembourg
756	SCM PE General Partner S.a.r.l.	Luxembourg
757	Seabury & Smith Borrower LLC	United States
758	Seabury & Smith LLC	United States
759	Sedgwick (Holdings) Pty. Limited	Australia
760	Sedgwick Dineen Group Limited	Ireland
761	Sedgwick Financial Services Limited	United Kingdom
762	Sedgwick Forbes Middle East Limited	Jersey
763	Sedgwick Group (Australia) Pty. Limited	Australia
764	Sedgwick Group (Bermuda) Limited	Bermuda
765	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
766	Sedgwick Group Limited	United Kingdom
767	Sedgwick Internationaal B.V.	Netherlands
768	Sedgwick Management Services (Barbados) Limited	Barbados
769	Sedgwick Management Services (Singapore) Pte Limited	Singapore
770	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
771	Sedgwick Noble Lowndes Limited	United Kingdom
772	Sedgwick Overseas Investments Limited	United Kingdom
773	Sedgwick Private Limited	Singapore
774	Sedgwick Re Asia Pacific (Consultants) Pte Ltd (for dissolution)	Singapore
775	Sedgwick Trustees Limited	United Kingdom
776	Sedgwick Ulster Pension Trustees Limited	United Kingdom
777	Settlement Trustees Limited	United Kingdom
778	SF Private Debt General Partner S.a.r.l.	Luxembourg
779	Shanghai Mercer Insurance Brokers Company Ltd (Beijing Branch)
780	Shanghai Mercer Insurance Brokers Company Ltd (Guangzhou Branch)
781	Shanghai Mercer Insurance Brokers Company Ltd (Shenzhen Branch)
782	Shanghai Mercer Insurance Brokers Company Ltd.	China
783	Shorewest Insurance Associates, LLC	United States
784	Sirota Consulting UK Limited	United Kingdom
785	SME Insurance Services Limited	United Kingdom
786	Smith Long Term Disability Management Group, Inc.	United States
787	Societe d'Assurances et de Participation Guian SA	France
788	Southern Marine & Aviation Underwriters, Inc.	United States
789	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
790	Talent Tech Labs, LLC	United States
791	The Benefit Express Holdings Limited	United Kingdom
792	The Carpenter Management Corporation	United States
793	The Insurance Partnership Holdings Limited	United Kingdom
794	The Insurance Partnership Services Limited	United Kingdom
795	The Positive Ageing Company Limited	United Kingdom
796	The Recovre Group Pty Ltd	Australia
797	Thomsons Online Benefits Inc.	United States
798	Torrent Government Contracting Services, LLC	United States
799	Torrent Technologies, Inc.	United States
800	Tower Hill Limited	United Kingdom
801	Tower Place Developments (West) Limited	United Kingdom
802	Tower Place Developments Limited	United Kingdom
803	U.T.E. AMG	Spain

Exhibit 21.1

804	U.T.E. Marsh - Salvado Reus (in liquidation)	Spain
805	UAD BB Marsh Lietuva	Lithuania
806	Vezina & Associes Inc.	Canada
807	Vezina Assurances Inc.	Canada
808	Victor Deutschland GmbH	Germany
809	Victor Insurance Australia Pty Ltd	Australia
810	Victor Insurance Bermuda Ltd.	Bermuda
811	Victor Insurance Europe B.V.	Netherlands
812	Victor Insurance Holdings Inc.	United States
813	Victor Insurance Italia S.r.l.	Italy
814	Victor Insurance Managers Inc.	United States
815	Victor Insurance Managers Inc./Gestionnaires d'assurance Victor inc.	Canada
816	Victor Insurance Pty Ltd	Australia
817	Victor O. Schinnerer & Company Limited	United Kingdom
818	Victoria Hall Company Limited	Bermuda
819	Wellnz Limited	New Zealand
820	William M. Mercer AB	Sweden
821	William M. Mercer Comercio, Consultoria e Servicos Ltda.	Brazil